EXHIBIT 10.2

EXECUTION COPY

JOINT OMNIBUS ASSIGNMENT, ASSUMPTION AND AMENDMENT NO. 3 TO THE SERIES 2016-MSRVF1 REPURCHASE AGREEMENT, AMENDMENT NO. 4 TO THE SERIES 2020-SPIADVF1 REPURCHASE AGREEMENT, AMENDMENT NO. 3 TO THE PRICING SIDE LETTERS, AMENDMENT NO. 2 TO THE SIDE LETTER AGREEMENTS AND AMENDMENT NO. 1 TO THE VFN REPO GUARANTY

This JOINT OMNIBUS ASSIGNMENT, ASSUMPTION AND AMENDMENT NO. 3 TO THE SERIES 2016-MSRVF1 REPURCHASE AGREEMENT, AMENDMENT NO. 4 TO THE SERIES 2020-SPIADVF1 REPURCHASE AGREEMENT, AMENDMENT NO. 3 TO THE PRICING SIDE LETTERS, AMENDMENT NO. 2 TO THE SIDE LETTER AGREEMENTS AND AMENDMENT NO. 1 TO THE VFN REPO GUARANTY (each as defined below) is entered into and effective as of March 16, 2023 (the “Effective Date”) (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (“CSFB”), as assigning administrative agent (the “Assigning Administrative Agent”), CREDIT SUISSE AG, Cayman Islands Branch, as assigning buyer (the “Assigning Buyer”), CITIBANK, N.A. (“Citibank”), as a buyer (the “Citi Buyer”), PennyMac Loan Services, LLC (“PLS”), as seller (the “Seller”), ATLAS SECURITIZED PRODUCTS, L.P., as assignee administrative agent (the “Assignee Administrative Agent”), and NEXERA HOLDING LLC, as assignee buyer (the “Assignee Buyer”), and acknowledged by PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as guarantor (the “Guarantor”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the applicable Repurchase Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Assigning Administrative Agent, the Assigning Buyer, the Citi Buyer (solely with respect to the Repurchase Agreements and the Pricing Side Letters) and the Seller are parties to (a) (i) that certain Amended and Restated Master Repurchase Agreement, dated as of July 30, 2021 (as amended by Amendment No. 1, dated as of June 8, 2022, and Amendment No. 2, dated as of February 7, 2023, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MSRVF1 Repurchase Agreement”), (ii) the related 5th Amended and Restated Series 2016-MSRVF1 Pricing Side Letter, dated as of July 30, 2021 (as amended by Amendment No. 1, dated as of February 10, 2022, and Amendment No. 2, dated as of June 9, 2022, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MSRVF1 Pricing Side Letter”), and (iii) the related Series 2016-MSRVF1 Side Letter Agreement, dated as of July 30, 2021 (as amended by Amendment No. 1, dated as of December 7, 2021, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MSRVF1 Side Letter Agreement”), and (b) (i) that certain Amended and Restated Master Repurchase Agreement, dated as of July 30, 2021 (as amended by Amendment No. 1, dated as of June 8, 2022, Amendment No. 2, dated as of June 9, 2022, and Amendment No. 3, dated as of February 7, 2023, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Repurchase Agreement” and together with Series 2016-MSRVF1 Repurchase Agreement, the “Repurchase Agreements”), (ii) the related Amended and Restated Series 2020-SPIADVF1 Pricing Side Letter, dated as of July 30, 2021 (as amended by Amendment No. 1, dated as of February 10, 2022, and Amendment No. 2, dated as of June 9, 2022, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Pricing Side Letter” and together with the Series 2016-MSRVF1 Pricing Side Letter, the “Pricing Side Letters”), and (iii) the related Series 2020-SPIADVF1 Side Letter Agreement, dated as of July 30, 2021 (as amended by Amendment No. 1, dated as of December 7, 2021, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Side Letter Agreement” and together with the Series 2016-MSRVF1 Side Letter Agreement, the “Side Letter Agreements”);

WHEREAS, the Guarantor is party to that certain Second Amended and Restated Guaranty, dated as of July 30, 2021 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “VFN Repo Guaranty” and together with the Repurchase Agreements, the Pricing Side Letters and the Side Letter Agreements, the “VFN Repurchase Documents”), by the Guarantor in favor of Buyers (as defined in the Repurchase Documents);

WHEREAS, as a condition precedent to amending the VFN Repurchase Documents, the Assigning Buyer and the Citi Buyer have required the Guarantor to ratify and affirm the VFN Repo Guaranty on the date hereof;

WHEREAS, PNMAC GMSR Issuer Trust, as issuer (the “Issuer”), Citibank, N.A., as indenture trustee (in such capacity, the “Indenture Trustee”), as calculation agent (in such capacity, the “Calculation Agent”), as paying agent (in such capacity, the “Paying Agent”) and as securities intermediary (in such capacity, the “Securities Intermediary”), PLS, as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), the Assigning Administrative Agent, Goldman Sachs Bank USA, as an administrative agent (the “GS Administrative Agent”), and Pentalpha Surveillance LLC, as credit manager, are parties to that certain Third Amended and Restated Base Indenture, dated as of April 1, 2020 (as amended by Amendment No. 1, dated as of June 8, 2022, Amendment No. 2, dated as of June 9, 2022, and Amendment No. 3, dated as of February 7, 2023, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Base Indenture”), as supplemented by the Amended and Restated Series 2016-MSRVF1 Indenture Supplement, dated as February 28, 2018 (as amended by Amendment No. 1, dated as of August 10, 2018, Amendment No. 2, dated as of April 24, 2020, Amendment No. 3, dated as of August 25, 2020, Amendment No. 4, dated as of April 1, 2021, Amendment No. 5, dated as of July 30, 2021, Amendment No. 6, dated as of February 10, 2022, and Amendment No. 7, dated as of June 8, 2022, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MSRVF1 Indenture Supplement”), by and among, the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer and the Assigning Administrative Agent, and the Amended and Restated Series 2020-SPIADVF1 Indenture Supplement, dated February 7, 2022 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Indenture Supplement”), by and among, the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer, the Assigning Administrative Agent and the GS Administrative Agent;

WHEREAS, upon the Effective Date (i) the Assigning Administrative Agent has agreed to assign, and the Assignee Administrative Agent has agreed to acquire all of the right, title and interest of Assigning Administrative Agent in and to the VFN Repurchase Documents and the other Program Agreements (other than the Indenture) and the Assignee Administrative Agent has agreed to assume and undertake all obligations of the Administrative Agent under the VFN Repurchase Documents and the other Program Agreements and (ii) the Assigning Buyer has agreed to assign, and the Assignee Buyer has agreed to acquire, all of the right, title and interest of the Assigning Buyer in and to the VFN Repurchase Documents and the other Program Agreements, and the Assignee Buyer has agreed to assume and undertake all obligations of the Assigning Buyer under the VFN Repurchase Documents and the other Program Agreements;

WHEREAS, in connection with this Amendment and the Notice of Resignation, dated as of the Effective Date, by the Assigning Administrative Agent, CSFB also shall resign as an Administrative Agent under the Indenture and the Assignee Administrative Agent shall succeed CSFB, as an Administrative Agent under the Indenture;

WHEREAS, pursuant to Section 10.3(e)(iii) of the Base Indenture, so long as any Note is Outstanding and until all obligations have been paid in full, PLS shall not consent to any amendment, modification or waiver of any term or condition of any Transaction Document, without the prior written consent of the Administrative Agent;

WHEREAS, pursuant to the definition of “Administrative Agent” under the Base Indenture, any action to be taken by the Administrative Agent solely with respect to an individual Series or Note shall require the consent of only the Administrative Agent specified in the related Indenture Supplement or Note, as applicable;

WHEREAS, the Assigning Administrative Agent is the Administrative Agent for purposes of this Amendment; and

WHEREAS, the VFN Repurchase Documents are Transaction Documents.

NOW THEREFORE, the Assigning Administrative Agent, the Assigning Buyer, the Seller, the Guarantor, the Citi Buyer, the Assignee Administrative Agent and the Assignee Buyer hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, as follows:

SECTION 1.      Assignment and Assumption of VFN Repurchase Documents and other Program Agreements.

(a)            The Assigning Administrative Agent hereby irrevocably sells, assigns, grants, conveys and transfers to the Assignee Administrative Agent all of Assigning Administrative Agent’s right, title and interest in and to (i) the VFN Repurchase Documents (including all Obligations held by the Assigning Administrative Agent thereunder), (ii) the other Program Agreements (including all Obligations held by the Assigning Administrative Agent thereunder), (iii) the Purchased Assets (including any ownership interest therein (subject to the VFN Repurchase Documents) and/or security interest therein and (iv) the Repurchase Assets (including any security interest therein). As of the Effective Date, the Assignee Administrative Agent unconditionally accepts such assignment and assumes all of Assigning Administrative Agent’s duties, liabilities, indemnities and obligations under each VFN Repurchase Document and each other Program Agreement arising on or after the Effective Date, and agrees to pay, perform and discharge, as and when due, all of the duties, liabilities, indemnities and obligations of Assigning Administrative Agent under the VFN Repurchase Documents and other Program Agreement arising on or after the Effective Date. The Assigning Administrative Agent represents and warrants to the Assignee Administrative Agent and the Assignee Buyer that it is transferring the Purchased Assets to the Assignee Administrative Agent, on behalf of the Assignee Buyer and the Citi Buyer, free and clear of all liens and adverse claims, in each case, created by it or by the Assignee Buyer and/or the Citi Buyer, except as previously disclosed in writing.

(b)            As of the Effective Date, the Assignee Administrative Agent shall be substituted for the Assigning Administrative Agent in the VFN Repurchase Documents and each other Program Agreement and shall acquire all the rights and become obligated to perform all the duties, liabilities, indemnities and obligations of the Assigning Administrative Agent that are hereby fully assigned and delegated to the Assignee Administrative Agent.

(c)            The Assigning Buyer hereby irrevocably sells, assigns, grants, conveys and transfers to the Assignee Buyer all of Assigning Buyer’s right, title and interest in and to the VFN Repurchase Documents and each other Program Agreement (including all Obligations held by the Assigning Buyer). As of the Effective Date, the Assignee Buyer unconditionally accepts such assignment and assumes all of the Assigning Buyer’s duties, liabilities, indemnities and obligations under the VFN Repurchase Documents and the other Program Agreements arising on or after the Effective Date, and agrees to pay, perform and discharge, as and when due, all of the duties, liabilities, indemnities and obligations of the Assigning Buyer under the VFN Repurchase Documents and the other Program Agreements arising on or after the Effective Date.

(d)            As of the Effective Date, the Assignee Buyer shall be substituted for the Assigning Buyer in the VFN Repurchase Documents and the other Program Agreements (subject to any consent of any Persons who are not parties hereto) and shall acquire all the rights and become obligated to perform all the duties, liabilities, indemnities and obligations of the Assigning Buyer that are hereby fully assigned to the Assignee Buyer.

(e)            For the avoidance of doubt, the existing Transactions shall be continuing Transactions and shall not be considered terminated in any respect. The Seller hereby consents that as of the Effective Date, (i) the Assignee Administrative Agent shall serve as Administrative Agent under the VFN Repurchase Documents and the other Program Agreements and shall have the rights and obligations as the Administrative Agent thereunder and shall be bound by the provisions thereof, and (ii) the Assignee Buyer shall be a Buyer under the VFN Repurchase Documents and the other Program Agreements and shall have the rights and obligations as a Buyer thereunder and shall be bound by the provisions thereof. The Seller reaffirms any transfers, or grants of security interests in, any Repurchase Assets and/or any other collateral security pursuant to the VFN Repurchase Documents and other Program Agreements.

(f)            Upon the Effective Date, each of the parties hereto authorizes the Assignee Administrative Agent (or its agents) to file any amendments to any of the financing statements filed in connection with the VFN Repurchase Documents and the other Program Agreements that list the Assigning Administrative Agent as the secured party of record to change the secured party of record to be the Assignee Administrative Agent and/or to otherwise evidence the transactions contemplated hereby.

(g)            The Assignee Administrative Agent hereby notifies the other parties hereto that the Assigning Administrative Agent or an Affiliate thereof may, from time to time after the Effective Date, continue to provide various administrative services to the Assignee Administrative Agent, the Assignee Buyer and the Citi Buyer to facilitate the assignment and transfer contemplated hereby. The Assignee Administrative Agent shall, at the request of the Seller or any Buyer, generally describe the nature of such services being provided by the Assigning Administrative Agent or any applicable Affiliate at the time of such request. Notwithstanding anything contained in this Section 1(g) to the contrary, as of the Effective Date, Citi Buyer will not need to deal with the Assigning Administrative Agent or Assigning Buyer in connection with VFN Repurchase Documents and the other Program Agreements.

(h)            Certain third parties (for example, trustees and servicers) are parties to certain of the Program Agreements that are not VFN Repurchase Documents (such Program Agreements, “Third Party Program Agreements”). If the requisite parties have not entered into documentation necessary for the Assignee Administrative Agent and/or the Assignee Buyer, as applicable, to acquire and assume the Assigning Administrative Agent’s and/or the Assigning Buyer’s rights and obligations under any such Third Party Program Agreement on or before the Effective Date, the Assigning Administrative Agent and the Assigning Buyer have agreed to assist the Assignee Administrative Agent and the Assignee Buyer, as applicable, in order for the Assignee Administrative Agent and the Assignee Buyer to indirectly obtain the rights and benefits of such Third Party Program Agreement until such documentation is entered into.

(i)            Subject to the VFN Repurchase Documents and the other Program Agreements, at any time after the Effective Date, any Person that is then the “Administrative Agent” or a “Buyer” under any such VFN Repurchase Document or other Program Agreement may assign any or all of its rights and/or obligations to any Person that is any affiliate of such Person without the consent of any party hereto.

(j)            Each of the Assignee Administrative Agent and the Assignee Buyer may at any time, participate, pledge or assign a security interest in all or any portion of its rights under any VFN Repurchase Document or any other Program Agreement to secure obligations of the Assignee Administrative Agent or the Assignee Buyer, as applicable, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release the Assignee Administrative Agent and/or the Assignee Buyer, as applicable, from any of its obligations under any VFN Repurchase Document or any other Program Agreements or substitute any such pledgee or assignee for the Assignee Administrative Agent and/or the Assignee Buyer, as applicable, as party thereto.

(k)            As of the Effective Date, the Series 2016-MSRVF1 Note No. 3 shall be assigned and the Series 2016-MSRVF1 Note No. 4 shall be reissued in the name of “Atlas Securitized Products, L.P., solely in its capacity as Administrative Agent on behalf of Nexera Holding LLC, as a Series 2016-MSRVF1 Repo Buyer, and Citibank, N.A., as a Series 2016-MSRVF1 Repo Buyer, or their registered assigns.”

(l)            As of the Effective Date, the Series 2016-MBSADV1 Note No. 1 shall be assigned and the Series 2016-MBSADV1 Note No. 2 shall be reissued in the name of “Atlas Securitized Products, L.P., solely in its capacity as Administrative Agent on behalf of Nexera Holding LLC, or its registered assigns.”

(m)            As of the Effective Date, the Series 2020-SPIADVF1 Note No. 4 shall be assigned and the Series 2020-SPIADVF1 Note No. 6 shall be reissued in the name of “Atlas Securitized Products, L.P., solely in its capacity as Administrative Agent on behalf of Nexera Holding LLC, as a Series 2020-SPIADVF1 Repo Buyer, and Citibank, N.A., as a Series 2020-SPIADVF1 Repo Buyer, or their registered assigns.”

SECTION 2.      Release of Assigning Parties. As of the Effective Date, the Assigning Administrative Agent and the Assigning Buyer shall be relieved of all obligations to perform under the VFN Repurchase Documents and shall be fully relieved of liability to any other party to this Amendment for which the facts and/or circumstances that led to or resulted in such obligation or liability arose on or after the Effective Date, in connection with the VFN Repurchase Documents. Notwithstanding the foregoing, all indemnities and other protections in favor of the Assigning Administrative Agent and the Assigning Buyer as set forth in the VFN Repurchase Documents shall survive as set forth therein. After the Effective Date, the Seller releases and forever discharges the Assigning Administrative Agent and the Assigning Buyer, as well as their shareholders, directors, officers, employees, agents and representatives, from all further obligations, for which the facts and/or circumstances that led to or resulted in such obligations arose on or after the Effective Date, in connection with the VFN Repurchase Documents and the other Program Agreements, and from all manner of actions, causes of action, suits, debts, damages, expenses, claims and demands whatsoever that such party has or may have against any of the foregoing persons, for which the facts and/or circumstances that led to or resulted in such actions, causes of action, suits, debts, damages, expenses, claims and demands arose on or after the Effective Date, in connection with the performance under the VFN Repurchase Documents or any other Program Agreement.

SECTION 3.      Amendments to the VFN Repurchase Documents. As of the Effective Date, the Series 2016-MSRVF1 Repurchase Agreement, the Series 2020-SPIADVF1 Repurchase Agreement, the Series 2016-MSRVF1 Pricing Side Letter, the Series 2020-SPIADVF1 Pricing Side Letter, the Series 2016-MSRVF1 Side Letter Agreement, the Series 2020-SPIADVF1 Side Letter Agreements and the VFN Repo Guaranty are hereby amended in their entirety to read as set forth on Exhibit A-1, Exhibit A-2, Exhibit B-1, Exhibit B-2, Exhibit C-1, Exhibit C-2 and Exhibit D respectively, which are incorporated herein. By way of example, the deleted text will be reflected in the following manner: ~~stricken text~~; and the added text will be reflected in the following manner: double-underlined text.

SECTION 4.      Affirmation of VFN Repo Guaranty.  The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the VFN Repo Guaranty and acknowledges and agrees that the term “Obligations” as used in the VFN Repo Guaranty shall apply to all of the Obligations of the Seller to Buyers under the Repurchase Agreements, Pricing Side Letters, Side Letter Agreements and the related Program Agreements, as amended hereby.

SECTION 5.      Conditions Precedent. This Amendment shall become effective as of the date hereof upon execution and delivery of this Amendment by the duly authorized officers of the parties hereto, subject to the satisfaction of the following conditions precedent (or waiver of any of the following conditions precedent by the Assigning Administrative Agent and the Assignee Administrative Agent in their sole discretion), all of which shall be in form and substance acceptable to the Assigning Parties and Assignee Parties:

(a)           Notes. Each of the Series 2016-MSRVF1 Note and Series 2020-SPIADVF1 Note shall be delivered to the Assignee Administrative Agent on behalf of the Assignee Buyer and Citi Buyer, in each case, together with a duly executed assignment thereof. The Series 2016-MBSADV1 Note shall be delivered to the Assignee Administrative Agent on behalf of the Assignee Buyer, together with a duly executed assignment thereof.

(b)          Delivered Documents. Assigning Parties and Assignee Parties shall have received:

(i)           this Amendment, duly executed by authorized signatories of the parties hereto; and

(ii)          such other documents as the Assigning Administrative Agent, Assignee Administrative Agent or counsel thereto may reasonably request.

SECTION 6.      Representations and Warranties.

(a)            Each of the Seller and the Guarantor hereby represents and warrants to the Assignee Administrative Agent, the Assignee Buyer and the Citi Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreements, the Pricing Side Letters, the Side Letter Agreements and the other Program Agreements on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and affirms the representations and warranties contained in Article III of each Repurchase Agreement.

(b)          Each of the Assigning Administrative Agent and the Assigning Buyer hereby represents and warrants to the Seller and the Guarantor that:

(i)            it has obtained all requisite authorizations, approvals or waivers and fulfilled any conditions precedent, including from Ginnie Mae under the Acknowledgment Agreement, in order to execute the assignment contemplated under Section 1 of this Amendment; and

(ii)           it has performed all of its duties and obligations as Administrative Agent and Buyer under each Repurchase Document, as applicable, prior to the Effective Date.

SECTION 7.      Certain Matters Related to Purchased Assets and Repurchase Assets; Further Assurances.

(a)            To the extent not delivered on the Effective Date or held by a custodian pursuant to a custodial agreement in form and substance satisfactory to the Assignee Administrative Agent in its reasonable discretion, the Assigning Administrative Agent hereby agrees (i) to deliver to the Assignee Administrative Agent, to such locations as the Assignee Administrative Agent may designate from time to time, all instruments and certificates evidencing the Purchased Assets and/or Repurchase Assets constituting property that can be perfected by the possession by the Assignee Administrative Agent (collectively, the “Existing Possessory Collateral”), now in the physical possession of the Assigning Administrative Agent; and (ii) in the event that Assigning Administrative Agent receives any possessory collateral from and after the date hereof (the “Future Possessory Collateral” and, together with the Existing Possessory Collateral, the “Possessory Collateral”), in error or otherwise, to promptly deliver to the Assignee Administrative Agent, to such locations, as the Assignee Administrative Agent shall have notified the Assigning Administrative Agent from time to time, any such Future Possessory Collateral.

(b)            Additionally, the Assigning Administrative Agent agrees that, with respect to any items of payment, proceeds of the Purchased Assets, Repurchase Assets or other collections it may receive from and after the Effective Date in connection with the VFN Repurchase Documents and/or the other Program Agreements (collectively, the “Collections”), the Assigning Administrative Agent agrees to promptly notify the Assignee Administrative Agent of its receipt thereof and to promptly deliver to the Assignee Administrative Agent in the same form as received, any such Collections to an account specified by the Assignee Administrative Agent at such time.

(c)            The Assigning Administrative Agent agrees that if, after the Effective Date, it shall continue to possess or control any Possessory Collateral, the Assigning Administrative Agent shall be deemed to possess or control such Possessory Collateral as a bailee or sub-agent on behalf and for the benefit of the Assignee Administrative Agent, the Assignee Buyer and the Citi Buyer after the Effective Date for the purpose of perfecting the liens of the Assignee Administrative Agent, the Assignee Buyer and the Citi Buyer.

(d)            The parties hereto agree, from time to time, to enter into such further agreements and to execute all such further instruments as may be reasonably necessary or desirable to give full effect to the terms of this Amendment and the assignment and assumption contemplated hereby.

SECTION 8.      Waiver of Requirements under VFN Repurchase Documents and other Program Agreements. To the extent any of the VFN Repurchase Documents or any of the other Program Agreements includes any notice or satisfaction of any condition to any of the transactions contemplated hereby, the requirement for such notice or satisfaction of any condition is hereby waived. By its execution hereof, the Seller hereby consents to the assignment set forth herein as required pursuant to Section 9.02(b) of each Repurchase Agreement.

SECTION 9.      Limited Effect. Except as expressly amended and modified by this Amendment, each of the Repurchase Agreements, the Pricing Side Letters, the Side Letter Agreements and the other Program Agreements shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 10.      Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. The parties agree that this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention.

SECTION 11.      Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 12.      GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING THE STATUTES OF LIMITATIONS AND OTHER PROCEDURAL LAWS THEREOF (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 13.      Program Agreement. This Amendment is a Program Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. SIGNATURES FOLLOW.]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Assigning Administrative Agent

By:	/s/ Joseph Speziale
Name:	Joseph Speziale
Title:	Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Assigning Buyer

By:	/s/ Patrick Remmert Jr.
Name:	Patrick Remmert Jr.
Title:	Authorized Signatory

By:	/s/ Joseph Speziale
Name:	Joseph Speziale
Title:	Authorized Signatory

[PNMAC GMSR Issuer Trust – Omnibus Joint Assignment, Assumption and Amendments to

VFN Repurchase Documents (Atlas)]

PENNYMAC LOAN SERVICES, LLC, as Seller

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as Guarantor

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

[PNMAC GMSR Issuer Trust – Omnibus Joint Assignment, Assumption and Amendments to

VFN Repurchase Documents (Atlas)]

ATLAS SECURITIZED PRODUCTS, L.P., as Assignee Administrative Agent

By: Atlas Securitized Products GP, LLC, its general partner

By:	/s/ Joseph Glatt
Name:	Joseph Glatt
Title:	President

NEXERA HOLDING LLC, as Assignee Buyer

By:	/s/ Steven M. Abreu
Name:	Steve Abreu
Title:	Chief Executive Officer

[PNMAC GMSR Issuer Trust – Omnibus Joint Assignment, Assumption and Amendments to

VFN Repurchase Documents (Atlas)]

CITIBANK, N.A., as a Buyer

By:	/s/ Arunthathi Theivakumaran
Name:	Arunthathi Theivakumaran
Title:	Vice President

[PNMAC GMSR Issuer Trust – Omnibus Joint Assignment, Assumption and Amendments to

VFN Repurchase Documents (Atlas)]

EXHIBIT A-1

SERIES 2016-MSRVF1 REPURCHASE AGREEMENT

EXHIBIT A-2

SERIES 2020-SPIADVF1 REPURCHASE AGREEMENT

EXHIBIT B-1

SERIES 2016-MSRVF1 PRICING SIDE LETTER

EXHIBIT B-2

SERIES 2020-SPIADVF1 PRICING SIDE LETTER

EXHIBIT C-1

SERIES 2016-MSRVF1 SIDE LETTER AGREEMENT

[ON FILE WITH ASSIGNEE BUYER AND SELLER]

EXHIBIT C-2

SERIES 2020-SPIADVF1 SIDE LETTER AGREEMENT

[ON FILE WITH ASSIGNEE BUYER AND SELLER]

EXHIBIT D

VFN REPO GUARANTY